UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 12, 2019
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. [ ]

LightPath Technologies, Inc.
Form 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective July 12, 2019, Dorothy Cipolla ceased serving as (i) Vice President and Executive Director of Compliance, Treasury and Tax, (ii) Secretary, and (iii) Treasurer of LightPath Technologies, Inc. (the “Company”). Effective July 12, 2019, Ms. Cipolla also resigned as a director of each of the Company’s wholly-owned subsidiaries. Ms. Cipolla’s departure is not due to any disagreement with the Company.

Effective July 27, 2019, the Company entered into a Separation Agreement with Ms. Cipolla (the “Separation Agreement”). Pursuant to the Separation Agreement, Ms. Cipolla will receive a severance payment in the amount of One Hundred Thousand and 03/100 Dollars ($100,000.03), payable in thirteen (13) bi-weekly installments of Seven Thousand Six Hundred Ninety-Two and 31/100 Dollars ($7,692.31). The bi-weekly installments will be in accordance with the Company’s customary payroll cycle. The Company also agreed to reimburse Ms. Cipolla for COBRA premiums for up to three (3) months, in an amount not to exceed $1,802.40. Finally, the Company agreed to accelerate vesting of 5,735 restricted stock units, resulting in the issuance of 5,735 shares of the Company’s common stock to Ms. Cipolla.

The Separation Agreement also provides for Ms. Cipolla’s full release of all claims she may have against the Company and its related parties, as well as covenants related to Ms. Cipolla’s continued protection of the Company’s confidential information, non-disparagement of the Company and its related parties, and non-solicitation.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement between the Company and Dorothy M. Cipolla, effective as of July 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: August 26, 2019	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr., Chief Financial Officer

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